                                                                      EXHIBIT 99

[PROVINCE HEALTHCARE LOGO]


                                              NEWS RELEASE
                                              FOR IMMEDIATE RELEASE

                                              CONTACT: PAMELA L. HUNTER
                                              VICE PRESIDENT, INVESTOR RELATIONS
                                              (615) 370-1377


               PROVINCE HEALTHCARE REPORTS SECOND QUARTER RESULTS:

         Brentwood, TN, July 27, 2004 - Province Healthcare Company (NYSE:PRV) today announced results for the second quarter ended June 30, 2004. Diluted earnings per share (EPS) for the second quarter were $0.34 compared to $0.20 in the prior year's quarter.

         As previously announced, the Company sold Glades General Hospital in Belle Glade, Florida, on April 30, 2004, and sold Brim Healthcare, Inc. on June 30, 2004. The operating results for both entities are reported as "discontinued operations", and the consolidated financial statements and statistics for all prior periods have been adjusted to reflect this presentation.

         Diluted earnings per share from continuing operations for the quarter increased 15.0% to $0.23 compared to $0.20 in the prior year's quarter. Revenues from continuing operations for the second quarter of 2004 increased 13.4% to $208.5 million, compared with $183.9 million in the same quarter of last year. For the quarter, income from continuing operations was $11.8 million, compared with $9.9 million in the prior year's quarter. Cash flow from operations for the second quarter increased 38.1% to $23.8 million, compared with $17.2 million in the same quarter of last year.

         Revenues from continuing operations for the six months ended June 30, 2004 increased 11.7% to $409.1 million, compared with $366.4 million in the same period of 2003. Income from continuing operations for first half of the year was $24.0 million, compared with last year's income from continuing operations of $19.8 million. Diluted earnings per share from continuing operations for the first half of the year increased 14.6% to $0.47 per diluted share, compared with $0.41 per diluted share in the prior year period.

         Province ended the second quarter of 2004 with 20 owned or leased hospitals, of which 19 are same-store hospitals. Memorial Medical Center in Las Cruces, New Mexico, acquired through a long-term lease effective June 1, 2004, is excluded from same-store results. On a same-store basis, net patient revenue for the quarter increased 6.4%, net patient revenue per adjusted admission increased 6.8% and surgeries increased 2.9%. Province continues to see the results of the successful recruitment of primarily specialist physicians in 2003 and 2004; strong outpatient growth and increasing acuity. Specialists typically generate 20% fewer admissions, but 50% greater net revenue per admission. Same-store adjusted admissions were flat quarter over quarter, as a result of an increase in same-store outpatient revenue and a decline in same-store admissions. Additionally, same-store acuity, as measured by the Medicare case mix index, increased to 1.22 in the second quarter of 2004 from 1.19 in the second quarter of 2003. Same-store accounts receivable days outstanding stood at 54 days at June 30, 2004.

         Martin S. Rash, Chairman and Chief Executive Officer of Province Healthcare, said, "The initial operations of Memorial Medical Center in Las Cruces, New Mexico are exceeding our expectations, and we expect this hospital to be slightly accretive for the remainder of the year. We continue to be pleased with our successful physician recruitment efforts, with 71 physicians recruited to date, of which two-thirds are specialists. We are very confident in our operations for the remainder of year."

         A listen-only simulcast of Province Healthcare's second quarter conference call will be available on-line at www.prhc.net on July 28, 2004, beginning at 11:00 a.m. Eastern Daylight Time.

         The Company owns or leases 20 general acute care hospitals in 12 states with a total of 2,492 licensed beds.

         Certain information contained in this release constitutes forward-looking statements. These statements are based only on our current estimates of future events. Forward-looking statements involve known and unknown risks and uncertainties which may cause our actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with general economic and business conditions, the effect of future governmental regulations, changes in reimbursement levels by government programs, including Medicare and Medicaid or other third party payors, the Company's continued ability to recruit and retain physicians and the Company's ability to successfully complete and integrate acquisitions. Those and other risks and uncertainties are described in our most recent reports and filings with the Securities and Exchange Commission. You should not rely on the forward-looking statements contained in this release, as we cannot predict or control many of the factors that may cause future events or results to differ from those forecasted. We undertake no obligation to update any forward-looking statements on the basis of any information, future events or otherwise.

                              - TABLES TO FOLLOW -

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                 June 30,       December 31,
                                                                   2004           2003(*)
                                                                -----------     -----------
ASSETS
Current assets:
  Cash and cash equivalents                                     $     1,987      $    46,117
  Accounts receivable, less allowance for doubtful accounts
    of $81,591 in 2004 and $66,835 in 2003                          125,754          110,335
  Inventories                                                        21,108           18,424
  Prepaid expenses and other                                         20,580           14,844
  Assets of discontinued operations                                   3,011           15,362
                                                                -----------      -----------
                                                                    172,440          205,082

Property and equipment, net                                         551,535          459,843
Goodwill                                                            390,305          309,191
Other assets                                                         33,636           36,874
                                                                -----------      -----------

                                                                $ 1,147,916      $ 1,010,990
                                                                ===========      ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                            $    28,925      $    16,083
    Accrued salaries and benefits                                    29,901           27,852
    Accrued expenses                                                 23,221           13,586
    Current portion of long-term debt                                   305              743
    Liabilities of discontinued operations                              550            5,386
                                                                -----------      -----------
                                                                     82,902           63,650

Long-term debt, less current portion                                521,213          447,956
Other liabilities                                                    56,848           50,601
Minority interests                                                    2,089            1,910

Stockholders' equity:
    Preferred stock - $0.01 par value, 100,000 shares
      authorized, none issued and outstanding                            --               --
    Common stock - $0.01 par value; 150,000,000 shares
      authorized at June 30, 2004 and December 31,
      2003, issued and outstanding 49,804,885
      shares and 48,841,157 shares at June 30,
      2004 and December 31, 2003, respectively                          498              488
    Additional paid-in-capital                                      314,058          306,091
    Retained earnings                                               170,945          141,186
    Accumulated other comprehensive loss                               (637)            (892)
                                                                -----------      -----------
      Total stockholders' equity                                    484,864          446,873
                                                                -----------      -----------

                                                                $ 1,147,916      $ 1,010,990
                                                                ===========      ===========

-----------------------------------

(*) Derived from the audited consolidated financial statements of Province and its subsidiaries, contained in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 9, 2004. The December 31, 2003 balance sheet presented above reflects the restatement of Brim Healthcare, Inc. as a discontinued operation.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             Three Months Ended June 30,
                                                        2004                            2003
                                          ----------------------------      ---------------------------
                                                                % of                            % of
                                             Amount           Revenues          Amount        Revenues
                                          -------------       --------      ------------     ----------
Revenues:
  Net patient revenue                     $     205,886                     $    181,758
  Other                                           2,648                            2,177
                                          -------------                     ------------
                                                208,534         100.0%           183,935          100.0%

Expenses:
  Salaries, wages and benefits                   75,221          36.1             70,732           38.5
  Purchased services                             20,504           9.8             17,578            9.6
  Supplies                                       25,847          12.4             23,040           12.5
  Provision for doubtful accounts                21,711          10.4             16,263            8.8
  Other operating expenses                       24,269          11.6             21,341           11.6
  Rentals and leases                              2,961           1.4              2,234            1.2
  Depreciation and amortization                  11,466           5.5              9,079            4.9
  Interest expense                                7,416           3.6              6,635            3.6
  Minority interests                                169           0.1                 82             --
    Loss on sale of assets                           18            --                 --             --
    Loss on early extinguishment of debt             --            --                477            0.3
                                          -------------       -------       ------------     ----------
     Total expenses                             189,582          90.9            167,461           91.0
                                          -------------       -------       ------------     ----------

Income before provision for income taxes         18,952           9.1             16,474            9.0
Income taxes                                      7,122           3.4              6,555            3.6
                                          -------------       -------       ------------     ----------

Income from continuing operations                11,830           5.7%             9,919            5.4%
                                                              =======                        ==========
Discontinued operations, net of tax:
     Loss from operations                          (464)                            (258)
Net gain on divestitures                          6,833                               --
                                          -------------                    -------------
Net income                                $      18,199                    $       9,661
                                          =============                    =============

Diluted earnings (loss) per common share:
   Continuing operations (a)              $        0.23                    $        0.20
   Discontinued operations:
     Loss from operations                         (0.01)                              --
     Net gain on divestitures                      0.12                               --
                                          -------------                    -------------
   Net income                             $        0.34                    $        0.20
                                          =============                    =============



-----------------------------------

(a) See calculation of diluted earnings per common share from continuing operations in the Selected Operating Statistics section (attached).

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                              Six Months Ended June 30,
                                                        2004                            2003
                                          ----------------------------      ---------------------------
                                                                % of                            % of
                                             Amount           Revenues          Amount        Revenues
                                          -------------       --------      ------------     ----------
Revenues:
  Net patient revenue                     $     404,127                     $    361,438
  Other                                           4,983                            4,940
                                          -------------                     ------------
                                                409,110         100.0%           366,378          100.0%

Expenses:
  Salaries, wages and benefits                  149,576          36.6            141,781           38.7
  Purchased services                             38,942           9.5             34,141            9.3
  Supplies                                       51,886          12.7             47,035           12.9
  Provision for doubtful accounts                41,944          10.2             32,303            8.8
  Other operating expenses                       46,935          11.5             42,804           11.7
  Rentals and leases                              5,256           1.3              4,478            1.2
  Depreciation and amortization                  21,642           5.3             17,915            4.9
  Interest expense                               14,336           3.5             12,357            3.4
  Minority interests                                236            --                149             --
    Loss on sale of assets                           18            --                 --             --
    Loss on early extinguishment of debt             --            --                477            0.1
                                          -------------       -------       ------------     ----------
     Total expenses                             370,771          90.6            333,440           91.0
                                          -------------       -------       ------------     ----------

Income before provision for income taxes         38,339           9.4             32,938            9.0
Income taxes                                     14,302           3.5             13,127            3.6
                                          -------------       -------       ------------     ----------

Income from continuing operations                24,037           5.9%            19,811            5.4%
                                                              =======                        ==========
Discontinued operations, net of tax:
     Loss from operations                          (940)                            (299)
Net gain on divestitures                          6,663                               --
                                          -------------                    -------------
Net income                                $      29,760                    $      19,512
                                          =============                    =============

Diluted earnings (loss) per common share:
   Continuing operations (b)              $        0.47                    $        0.41
   Discontinued operations:
     Loss from operations                         (0.02)                           (0.01)
     Net gain on divestitures                      0.11                               --
                                          -------------                    -------------
   Net income                             $        0.56                    $        0.40
                                          =============                    =============



-----------------------------------

(b) See calculation of diluted earnings per common share from continuing operations in the Selected Operating Statistics section (attached).

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                 (IN THOUSANDS)


                                                                      Three Months Ended June 30,
                                                                      -------------------------
                                                                        2004             2003
                                                                      ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Income from continuing operations                                  $  11,830       $   9,919
   Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
       Depreciation and amortization                                     11,466           9,079
       Deferred income taxes                                              8,158           2,325
       Provision for professional liability                               1,641           1,404
       Loss on early extinguishment of debt                                  --             477
       Loss on sale of assets                                                18              --
       Changes in operating assets and liabilities, net of effects from acquisitions and disposals:
           Accounts receivable                                            1,658             842
           Inventories                                                     (388)            284
           Prepaid expenses and other                                    (8,208)          3,100
           Accounts payable and accrued expenses                         (3,192)        (16,338)
           Accrued salaries and benefits                                  1,126           1,139
       Other                                                               (313)          4,998
                                                                      ---------       ---------
   Net cash provided by operating activities                             23,796          17,229

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                   (19,245)        (15,250)
   Escrow deposit on potential investment                                    --          (3,798)
   Purchase of hospitals and healthcare entities                       (152,779)         (3,153)
                                                                      ---------       ---------
   Net cash used in investing activities                               (172,024)        (22,201)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from long-term debt                                         110,000         194,212
   Repayments of debt                                                   (34,870)       (186,887)
   Issuance of common stock                                               3,362              72
                                                                      ---------       ---------
   Net cash provided by financing activities                             78,492           7,397
                                                                      ---------       ---------

Net cash provided by (used in) continuing operations                    (69,736)          2,425

Net cash provided by discontinued operations                             15,115             724
                                                                      ---------       ---------

Increase (decrease) in cash and cash equivalents                        (54,621)          3,149

Cash and cash equivalents at beginning of period                         56,608          15,990
                                                                      ---------       ---------

Cash and cash equivalents at end of period                            $   1,987       $  19,139
                                                                      =========       =========

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                 (IN THOUSANDS)


                                                                         Six Months Ended June 30,
                                                                         -------------------------
                                                                           2004            2003
                                                                         ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Income from continuing operations                                     $  24,037       $  19,811
   Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
       Depreciation and amortization                                        21,642          17,915
       Deferred income taxes                                                10,532           3,155
       Provision for professional liability                                  3,244           3,383
       Loss on early extinguishment of debt                                     --             477
       Loss on sale of assets                                                   18              --
       Changes in operating assets and liabilities, net of effects from acquisitions and disposals:
           Accounts receivable                                              (3,298)           (375)
           Inventories                                                        (199)            429
           Prepaid expenses and other                                      (10,591)         (1,920)
           Accounts payable and accrued expenses                             5,146           5,091
           Accrued salaries and benefits                                    (3,273)          1,942
       Other                                                                 1,551           4,026
                                                                         ---------       ---------
   Net cash provided by operating activities                                48,809          53,934

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                      (37,712)        (30,404)
   Escrow deposit on potential investment                                       --          (3,798)
   Purchase of hospitals and healthcare entities                          (152,783)         (3,153)
                                                                         ---------       ---------
   Net cash used in investing activities                                  (190,495)        (37,355)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from long-term debt                                            110,000         194,212
   Repayments of debt                                                      (35,125)       (207,274)
   Issuance of common stock                                                  7,264           1,235
                                                                         ---------       ---------
   Net cash provided by (used in) financing activities                      82,139         (11,827)
                                                                         ---------       ---------

Net cash provided by (used in) continuing operations                       (59,547)          4,752

Net cash provided by (used in) discontinued operations                      15,417            (238)
                                                                         ---------       ---------

Increase (decrease) in cash and cash equivalents                           (44,130)          4,514

Cash and cash equivalents at beginning of period                            46,117          14,625
                                                                         ---------       ---------

Cash and cash equivalents at end of period                               $   1,987       $  19,139
                                                                         =========       =========

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                    SELECTED OPERATING STATISTICS (UNAUDITED)

                                                     Actual                               Same Store(1)
                                                     ------                               -------------
                                               Three Months Ended                     Three Months Ended
                                                    June 30,                                June 30,
                                        -------------------------------       ----------------------------------
                                          2004          2003                    2004           2003
                                        --------      --------                --------       --------
CONSOLIDATED HOSPITALS:
Number of hospitals at end of period          20            19      5.3%            19             19         --%
Licensed beds at end of period             2,492         2,208     12.9          2,206          2,208         --
Beds in service at end of period           2,119         1,933      9.6          1,920          1,933       (0.7)
Inpatient admissions                      17,724        17,579      1.0         16,883         17,579       (4.0)
Adjusted admissions(2)                    33,564        32,143      4.4         32,026         32,143       (0.4)
Patient days                              76,208        74,713      2.0         72,580         74,713       (2.8)
Adjusted patient days(3)                 144,323       136,619      5.6        137,678        136,619        0.8
Average length of stay (days)                4.3           4.3       --            4.3            4.3         --
Net patient revenue                     $205,886      $181,758     13.3       $193,417       $181,758        6.4
Net patient revenue:
   Per inpatient admission              $ 11,616      $ 10,340     12.3       $ 11,456       $ 10,340       10.8
   Per adjusted admission               $  6,134      $  5,655      8.5       $  6,039       $  5,655        6.8
Gross revenue:
   Inpatient                            $239,461      $219,842      8.9       $225,931       $219,842        2.8
   Outpatient                            214,010       182,075     17.5        202,566        182,075       11.3
                                        --------      --------                --------       --------
                                        $453,471      $401,917     12.8       $428,497       $401,917        6.6
                                        ========      ========                ========       ========

NET PATIENT REVENUE BY PAYOR:
   Medicare                                 38.8%         38.5%                   38.5%          38.5%
   Medicaid                                  8.7          10.7                     9.7           10.7
   Other                                    52.5          50.8                    51.8           50.8
                                        --------      --------                --------       --------
     Total                                 100.0%        100.0%                  100.0%         100.0%
                                        ========      ========                ========       ========


                                                               Three Months Ended June 30,
                                                          -----------------------------------
                                                              2004                 2003
                                                          --------------      ---------------
DILUTED EARNINGS PER SHARE CALCULATION:
   Income from continuing operations                      $       11,830      $         9,919
   Add convertible notes interest, net of tax(4)                   1,899                   --
                                                          --------------      ---------------
   Adjusted net income                                    $       13,729      $         9,919
                                                          ==============      ===============

   Basic shares plus stock options                                50,600               49,032
   Convertible shares(4)                                           9,100                   --
                                                          --------------      ---------------
   Diluted shares outstanding                                     59,700               49,032
                                                          ==============      ===============

   Diluted earnings per share                             $         0.23      $          0.20
                                                          ==============      ===============

---------------------------

(1)      Represents hospitals owned or leased during both periods.

(2) Used by management and investors as a general measure of combined inpatient and outpatient volume. Adjusted admissions are computed by multiplying admissions (inpatient volume) by the outpatient factor. The outpatient factor is the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue. The adjusted admissions computation equates outpatient revenue to the volume measure (admissions) used to measure inpatient volume, resulting in a general measure of combined inpatient and outpatient volume.

(3) Adjusted patient days are computed by multiplying patient days (inpatient volume) by the outpatient factor. The outpatient factor is the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue. The adjusted patient days computation equates outpatient revenue to the volume measure (patient days) used to measure inpatient volume, resulting in a general measure of combined inpatient and outpatient volume.

(4) The Company's two outstanding series of convertible notes are anti-dilutive for the three and six month periods ended June 30, 2003 and thus, are not included in the diluted earnings per share calculation for such period.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                    SELECTED OPERATING STATISTICS (UNAUDITED)

                                                     Actual                               Same Store(1)
                                                     ------                               -------------
                                                Six Months Ended                       Six Months Ended
                                                    June 30,                                June 30,
                                        -------------------------------       ----------------------------------
                                          2004         2003                      2004         2003
                                        --------      --------                --------       --------
CONSOLIDATED HOSPITALS:
Number of hospitals at end of period          20            19      5.3%            19             19         --%
Licensed beds at end of period             2,492         2,208     12.9          2,206          2,208         --
Beds in service at end of period           2,119         1,933      9.6          1,920          1,933       (0.7)
Inpatient admissions                      36,717        36,303      1.1         35,876         36,303       (1.2)
Adjusted admissions(2)                    67,548        65,252      3.5         66,010         65,252        1.2
Patient days                             157,455       155,296      1.4        153,827        155,296       (1.0)
Adjusted patient days(3)                 289,643       279,137      3.8        282,998        279,137        1.4
Average length of stay (days)                4.3           4.3       --            4.3            4.3         --
Net patient revenue                     $404,127      $361,438     11.8       $391,658       $361,438        8.4
Net patient revenue:
   Per inpatient admission              $ 11,007      $  9,956     10.6       $ 10,917       $  9,956        9.7
   Per adjusted admission               $  5,983      $  5,539      8.0       $  5,933       $  5,539        7.1
Gross revenue:
   Inpatient                            $493,404      $447,607     10.2       $479,874       $447,606        7.2
   Outpatient                            414,286       357,079     16.0        402,842        357,079       12.8
                                        --------      --------                --------       --------
                                        $907,690      $804,686     12.8       $882,716       $804,685        9.7
                                        ========      ========                ========       =========
NET PATIENT REVENUE BY PAYOR:
   Medicare                                 39.6%         39.0%                   39.5%          39.0%
   Medicaid                                  9.0          10.7                     9.5           10.7
   Other                                    51.4          50.3                    51.0           50.3
                                        --------      --------                --------       --------
     Total                                 100.0%        100.0%                  100.0%         100.0%
                                        ========      ========                ========       ========

                                                               Six Months Ended June 30,
                                                          -----------------------------------
                                                               2004                 2003
                                                          --------------      ---------------
DILUTED EARNINGS PER SHARE CALCULATION:
   Income from continuing operations                      $       24,037      $        19,811
   Add convertible notes interest, net of tax(4)                   3,797                   --
                                                          --------------      ---------------
   Adjusted net income                                    $       27,834      $        19,811
                                                          ==============      ===============

   Basic shares plus stock options                                50,469               48,895
   Convertible shares(4)                                           9,100                   --
                                                          --------------      ---------------
   Diluted shares outstanding                                     59,569               48,895
                                                          ==============      ===============

   Diluted earnings per share                             $         0.47      $          0.41
                                                          ==============      ===============

---------------------------

See accompanying footnotes on previous page.